SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    March 15, 2021

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 15, 2021, Robert P. Sinclair, Jr. retired from The Aaron’s Company, Inc. (the “Company”) and is no longer serving as its Chief Accounting Officer.

Effective March 15, 2021, the Company appointed Douglass Noe as the Company’s Principal Accounting Officer. Prior to this appointment, Mr. Noe had served as Vice President & Corporate Controller of the Company since his appointment on January 4, 2021. Before joining the Company, Mr. Noe served as Vice President, Controller of Acoustic, L.P., a global provider of marketing software solutions, from 2019 to 2021. Prior to that time, he served as the Senior Vice President, Corporate Controller & Treasurer of Premiere Global Services, Inc., a global provider of conferencing and collaboration solutions, from 2009 until 2019, and Vice President & Corporate Controller of ChoicePoint Inc., an information and decision making technology provider, from 2006 to 2009. Prior to 2006, Mr. Noe served in various financial reporting capacities with Coca-Cola Enterprises, Inc. and Turner Broadcasting after beginning his career with Ernst & Young LLP. Mr. Noe has no family relationships with any of the Company's directors or executive officers and there are no transactions in which Mr. Noe has an interest in that would require disclosure under Item 404(a) of Regulation S-K. Additionally, Mr. Noe does not have an employment agreement with the Company.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	March 15, 2021		C. Kelly Wall Chief Financial Officer